Exhibit 10.31


                     SECOND AMENDMENT TO THE PROMISSORY NOTE
                            OF LEVEL 8 SYSTEMS, INC.
                         IN FAVOR OF LIRAZ SYSTEMS LTD.



     This document when executed by Level 8 Systems, Inc. and Liraz Systems, Ltd. shall amend that certain Promissory Note of Level 8 Systems, Inc. in favor of Liraz Systems Ltd dated December 31, 1999.


     1. The maturity date of the note is hereby changed from December 15, 2000 to December 15, 2001.


All other terms of the Promissory Note shall remain unchanged and fully enforceable.

This  Agreement  shall  have  effect  from  the  31st  day  of  December,  1999.



LEVEL  8  SYSTEMS,  INC.                         LIRAZ  SYSTEMS  LTD.

By:  /s/     Renee  D.  Fulk               By:  /s/     Yossi  Shemesh
        -----------------------                -----------------------
             Renee  D.  Fulk                            Yossi  Shemesh
Title:     Chief Financial Officer         Title:     Chief Financial Officer